As filed with the U.S. Securities and Exchange Commission on April 19, 2023

File Nos. 002-77283; 811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 54	☒
REGISTRATION STATEMENT
UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 157	☒

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Ann-Marie Mason

Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Copy to:

Christopher D. Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Title of Securities Being Registered:    Individual Variable Annuity Contracts – Flexible Purchase Payments.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐   immediately upon filing pursuant to paragraph (b) of Rule 485.

☒   on May 1, 2023 pursuant to paragraph (b) of Rule 485.

☐   60 days after filing pursuant to paragraph (a) of Rule 485.

☐   on (date) pursuant to paragraph (a) of Rule 485.

Prospectus Penn Mutual Variable Annuity Account III Diversifier II Variable Annuity    May 1, 2022

PROSPECTUS

FOR

DIVERSIFIER II

an individual annuity contract with variable benefit provisions - flexible purchase payments issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

of

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

May 1, 2023

This Prospectus (the “Prospectus”) describes two contracts (each, a “Contract”) issued by The Penn Mutual Life Insurance Company (“Penn Mutual”, the “Company”, “we”, “us” or “our”). One Contract is an individual fixed and variable annuity contract. The other is a variable annuity contract that is available only if you own a companion fixed annuity contract issued by us. The Prospectus contains information that the Contract owner should know before purchasing a Contract. Please read it carefully and save it for future reference. This Prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. The Contracts described in this Prospectus are not currently offered to new investors.

A Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us, and we agree to make annuity and other benefit payments to you at a future date. The Contract:

•	has variable investment options which invest in underlying mutual funds, and if you own a variable/fixed contract also has fixed investment options, which will earn an interest rate which will vary;
•	allows for flexible purchase payments, on or after the Contract date, subject to certain restrictions;
•

is tax-deferred, which means that you will not pay income taxes until we begin to make annuity payments to you, or you take withdrawals from the Contract, or until the death benefit is paid to your beneficiary(ies);

•	allows you to choose among annuitization options that can guarantee income payments for a specified period or for the lifetime of the annuitant(s); and
•	includes a standard death benefit.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Contracts have risks including risk of loss of the amount invested. Contracts are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency. An investment in these Contracts involves investment risk including the possible loss of principal.

GUIDE TO READING THIS PROSPECTUS (TABLE OF CONTENTS)

This Prospectus contains information that you should know before you buy the Diversifier II Variable Annuity (the “Contract”) described in this Prospectus or exercise any of your rights under the Contract. The purpose of this Prospectus is to provide information on the essential features and provisions of the Contract and the investment options available under the Contract. When you receive your Contract, read it carefully for more information about your rights and obligations under the Contract. The Prospectus is arranged as follows:

**********

The prospectuses of the available Funds contain important information that you should know about the investments that may be made under the Contract. You should read the Fund prospectuses carefully before you invest. You can obtain the Fund prospectuses at www.pennmutual.com/for-individuals-and-businesses/products-and-performance/penn-series-information/prospectuses-and-reports or by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

This Prospectus (and the variable annuity) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this Prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any supplements to them, or in any other materials or supplemental sales material we authorize.

DEFINITIONS

More detailed information concerning the terms defined below is in the appropriate sections of the Prospectus.

Accumulation Period:  A period that begins with your first Purchase Payment and ends on the Annuity Date.

Accumulation Unit:  If you own a Variable/Fixed Contract, this is a unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date. If you own a Variable Contract, this is a unit of measure used to compute Contract Value prior to the Annuity Date.

Administrative Office:  The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Annuitant:  The individual named in the Contract whose lifetime is used as a measuring life for all annuity options, benefits and features.

Annuitization:  The process by which you convert your Contract Value into a stream of regular income payments.

Annuity Date:  The date on which annuity payments begin, and the Contract transitions from the accumulation phase to the Annuitization (income) phase. The date annuity payments are scheduled to begin is shown in the Contract and will never be later than the maximum maturity date set by state law.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Company:  The Penn Mutual Life Insurance Company.

Contingent Deferred Sales Charge:  A fee imposed during the Contingent Deferred Sales Charge Period, when a withdrawal is taken in excess of the Free Withdrawal Amount, as a percentage of either (i) the amount of the Contract Value withdrawn (for Variable/Fixed Contracts) or (ii) the lesser of the amount withdrawn and the sum of the Purchase Payments made in the last seven years (for Variable Contracts).

Contingent Deferred Sales Charge Period:  The number of Contract Years during which the Contract is subject to a Contingent Deferred Sales Charge.

Contract:  The combination variable and fixed annuity Contract or the variable annuity Contract described in this Prospectus.

Contract Anniversary:  Any subsequent anniversary date of the Contract Date. All values determined on a Contract Anniversary are based on the next close of regular trading on the NYSE. To the extent the Contract Anniversary falls on a date other than a business day any value to be determined as of the Contract Anniversary will be determined as of the close of regular trading of the NYSE on the next business day.

Contract Date:  The date the Contract is issued.

Contract Owner or Owner:  The person or entity, named in the Contract, unless amended by any subsequent change in ownership, entitled to exercise all of the ownership rights under the Contract.

Contract Specifications Page:  The Contract Specifications Page contains your Contract’s individual specifications.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value (if applicable).

Contract Year:  The time period between Contract Anniversaries; the first Contract Year runs from the Contract Date to the first Contract Anniversary.

Fixed Account:  For Variable/Fixed Contracts, the account in which amounts are held for the Contract under any Fixed Account Options prior to the Annuity Date.

Fixed Account Options:  For Variable/Fixed Contracts, the Investment Options available under the Company’s Fixed Account.

Fixed Account Value:  The value of the amounts held under the Variable/Fixed Contract in all Fixed Account Options of the Fixed Account.

Free Withdrawal Amount:  The amount, expressed as a percentage of either Contract Value (for Variable/Fixed Contracts) or Purchase Payments (for Variable Contracts), a Contract Owner may withdraw each year during the Contingent Deferred Sales Charge Period without incurring a Contingent Deferred Sales Charge.

Funds:  The mutual fund portfolios that are available for investment through the Variable Investment Options of the Separate Account.

Initial Purchase Payment:  The sum of all deposits made into the Contract on the Contract Date.

Interest Period:  The period of time for which a Fixed Account interest rate declared by the Company is guaranteed. The period begins on a specified day of the calendar month in which the allocation or transfer is made, as declared by the Company.

Investment Options:  Contract’s Investment Options that consist of the Variable Investment Options and the Fixed Account Options.

Maturity Age:  The oldest age at which annuity payments may begin as specified in your Contract (generally actual age 85 or higher).

NYSE:  New York Stock Exchange.

Non-Qualified Contract:  A non-qualified annuity may be purchased by any individual or entity; contributions to non-qualified annuities are made with after-tax dollars.

Premature Withdrawal Charge:  A charge deducted from any amount withdrawn early from a Fixed Account Option.

Purchase Payment:  Any deposit made into the Contract.

Qualified Contract:  A qualified annuity is purchased as part of, or in conjunction with, an employer provided retirement plan such as a defined benefit pension plan or an individual retirement arrangement such as an Individual Retirement Annuity (the “IRA”). Penn Mutual does not issue contracts through 401(k) or similar defined contribution pension plans.

Separate Account:  Penn Mutual Variable Annuity Account III, a segregated asset account of the Company. The Separate Account is divided into subaccounts — the Variable Investment Options. Each subaccount corresponds to, and invests exclusively in, a particular Fund.

Standard Death Benefit:  The amount of the death benefit under the Contract, calculated as described under “What Are the Supplemental Riders and Benefits That Are Available? — Death Benefit.”

Subsequent Purchase Payment:  Any deposit made into the Contract after the Contract Date.

Surrender Value:  Contract Value less any charges and fees imposed upon surrender.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the NYSE is open for trading.

Variable Account:  The account under which amounts are held for the Contract Owner under all Variable Investment Options prior to the Annuity Date.

Variable Account Value:  The sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.

Variable Contract:  The variable annuity contract described in this Prospectus.

Variable/Fixed Contract:  The combination variable and fixed annuity contract described in this Prospectus.

Variable Investment Options:  The subaccounts of the Separate Account, each of which invests exclusively in a specified Fund.

We (Our, Us):  The Penn Mutual Life Insurance Company.

You , Your:  The Contract Owner, who can make decisions regarding allocation of Purchase Payments, transfers, withdrawals, surrender, naming Beneficiary(ies), and other matters (all within the Contract limits).

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE DIVERSIFIER II VARIABLE ANNUITY CONTRACT

FEES AND EXPENSES

Charges for Early Withdrawals

If you surrender your Contract or withdraw money during the Contingent Deferred Sales Charge Period, you may be assessed a Contingent Deferred Sales Charge.

For Variable/Fixed Contracts, the period is within 7 years following your Initial Purchase Payment if no Purchase Payments are made after the first Contract Year, or within 10 years if Purchase Payments have been made after the first Contract Year. The Contingent Deferred Sales Charge will be up to 7% of the amount withdrawn.

For Variable Contracts, the period is within 7 years of each Purchase Payment. The Contingent Deferred Sales Charge will be the lesser of:

(1)    5% of the sum of the Purchase Payments made within 7 years prior to the date of the withdrawal, or

(2)    5% of the amount withdrawn.

No Contingent Deferred Sales Charge will be made on any withdrawal in any Contract Year after the tenth Contract Year.

For example, if you make a withdrawal in the first year from a Variable/Fixed Contract, you could pay a Contingent Deferred Sales Charge of up to $7,000 on a $100,000 investment.

In addition, if you take a withdrawal from a Fixed Account Option that has an Interest Period of more than one year, then the Company may impose a Premature Withdrawal Charge on the amount withdrawn of up to 1⁄2 of the Fixed Account Option’s interest rate, in addition to Contingent Deferred Sales Charges. If you make a withdrawal in the first year from the Fixed Account Option, you could pay total withdrawal charges of up to $10,000 on a $100,000 withdrawal.

For more detailed information, see “Contingent Deferred Sales Charge” and “Premature Withdrawal Charge” under “What Are the Fees and Charges Under the Contract?” in the Prospectus.

Transaction Charges

As of the date of this Prospectus, the Company does not assess any additional charges, other than the Contingent Deferred Sales Charge, related to Contract Owner transactions.

For more detailed information, see “Table of Fees and Expenses”; “What are the Fees and Charges Under the Contract?”

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum

	Base Contract[1]	1.29%	1.29%

	Investment Options (Fund fees and expenses) [2]	0.35%	1.33%

[1]   Expressed as an annual percentage of Variable Account Value.

[2]   Expressed as an annual percentage of daily net assets in the Fund. This range is for the year ended December 31, 2022 and could change from year to year.

To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the Contract, which could add Contingent Deferred Sales Charges and Premature Withdrawal Charges that substantially increase costs.

	Lowest Annual Cost: $1,672	Highest Annual Cost: $2,655

	Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No sales charges • No additional Purchase Payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive Fund fees and expenses • No sales charges • No additional Purchase Payments, transfers or withdrawals

RISKS

Risk of Loss	You can lose money by investing in this Contract, including loss of your Purchase Payments (principal). For more detailed information, see “Summary of Principal Risks of Investing in the Contract.”

Not a Short-Term Investment

The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle. A Contingent Deferred Sales Charge and Premature Withdrawal Charge may apply in certain circumstances and any withdrawals may also be subject to potentially significant reduction in the Standard Death Benefit and/or federal and state income taxes and tax penalties.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract.”

Risks Associated with Investment Options

•   An investment in the Contract is subject to the risk of poor investment performance of the Funds you choose, and the value of an investment can vary depending on the performance of the Funds.

•   Each Investment Option (the Variable Investment Options and the Fixed Account Options, if applicable) has its own unique risks. You should review these Investment Options before making an investment decision. The performance of the Funds will vary, and some are riskier than others.

•   A discussion of the risk of allocating your investment to one or more Funds can be found in the prospectuses for the Funds. You should review the prospectuses for the Funds before making an investment decision.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract”; “Appendix A — Funds Available Under the Contract”; “Appendix B — Fixed Account Options.”

Insurance Company Risks

An investment in the Contract is subject to the risks related to The Penn Mutual Life Insurance Company, including:

•   Any obligations, guarantees, and benefits of the Contract (including the Fixed Account Options, if applicable, and the Standard Death Benefit) are subject to the claims-paying ability and financial strength of the Company.

•   There are risks relating to the Company’s administration of the Contract, including cybersecurity and infectious disease outbreak risks.

•   If the Company experiences financial distress, it may not be able to meet its obligations to you.

•   More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see “The Penn Mutual Life Insurance Company”; “Financial Statements”; “Summary of Principal Risks of Investing in the Contract — Insurance Company Risks”; “Other Information.”

RESTRICTIONS

Investments

•   You can allocate your Purchase Payments to the Variable Investment Options (that invest in the Funds) and the Fixed Account Options, if applicable.

•   The minimum amount that may be transferred is $250 or, if less, the total amount held in the Investment Option.

•   The Company reserves the right to remove or substitute any of the Funds as Investment Options that are available under the Contract.

•   In addition, we may limit your ability to make transfers involving the Variable Investment Options if a transfer may disadvantage or potentially harm or hurt the rights or interests of other Contract Owners.

•   We will also reject or reverse a transfer request if, for any reason, any of the Funds do not accept the purchase of its shares.

•   Amounts held in the Fixed Account Options (if applicable) may not be transferred to another Investment Option prior to the end of the Fixed Account Option’s Interest Period, which could be up to 7 years. In addition, amounts withdrawn from a Fixed Account Option with an Interest Period of longer than one year will be subject to a Premature Withdrawal Charge.

For more detailed information, see “How Do I Change the Contract’s Investment Allocations?” and “Appendix B — Fixed Account Options.”

Optional Benefits

The Contract offers a selection of optional benefits, which are currently available at no additional charge. We may modify or stop offering any optional benefit at any time.

For more detailed information, see “What Are the Supplemental Riders and Benefits That Are Available?”

TAXES

Tax Implications

•   Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

•   If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.

•   Withdrawals from your Contract are taxed at ordinary income tax rates, and may be subject to a tax penalty before age 59 1⁄2.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract –Taxes and Tax Risks”; “How Is the Contract Treated Under Federal Income Tax Law?”

CONFLICTS OF INTEREST

Investment Professional Compensation

Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Contract with the professional’s firm. (Your investment professional may be your broker, investment adviser, insurance agent, or someone else).

For these reasons, these investment professionals may have a financial incentive to recommend this Contract over another annuity contract or investment.

For more detailed information, see “Distribution Arrangements.”

Exchanges

Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.

For more detailed information, see “How Do I Purchase the Contract? — Tax Free “Section 1035” Insurance Contract Exchanges.”

OVERVIEW OF THE DIVERSIFIER II VARIABLE ANNUITY CONTRACT

The following provides an overview of the Contract’s primary features. Please read the full descriptions in the rest of this Prospectus, and your Contract, for more information regarding these features and other provisions of the Contract.

1.	Purpose of the Contract

The Diversifier II Variable Annuity Contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the Annuity Payout Period. Depending upon the option you select, the benefits offered under the contract may be a variable or fixed amount, if available, or a combination of both. The Contract also offers a Standard Death Benefit payable to your designated Beneficiaries upon the death of the Contract Owner or Annuitant.

This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Variable Investment Options.

2.	Phases of the Contract

Your Contract has two phases: (1) an accumulation (savings) phase called the Accumulation Period, prior to the Annuity Date; and (2) a payout (income) phase called the Annuity Payout Period, after the Annuity Date.

Accumulation (Savings) Period

To help you accumulate assets during the Accumulation Period, you can invest your payments and earnings in different Investment Options as follows:

•

The Contract allows you to allocate among the different Variable Investment Options which each invest in a specified mutual fund portfolio (each, a “Fund”). Your Contract Value will increase or decrease to reflect the investment performance of the Funds you select; you bear the investment risk and you can lose money invested in the Funds. Appendix A of this Prospectus lists the Funds currently available in the Contract and includes additional information about the Funds.

•

In addition to the Variable Investment Options, the Contract allows you to allocate your Contract Value to the Fixed Account Options (in the case of the Variable/Fixed Contract) or to transfer to a separate fixed annuity contract (in the case of the Variable Contract). The Fixed Account Options are designed to be safe investments that provide fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. The Fixed Account Options are described in Appendix B to this Prospectus.

•	You can change the Investment Options in which you invest throughout the life of the Contract.

Annuity (Income) Payout Period

You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (called annuity payments), at which time the Accumulation Period of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. If you annuitize, your investments will be converted to income payments, and you may no longer be able to choose to make withdrawals from your Contract. All benefits (including death benefits) terminate upon Annuitization.

3.	Contract Features

The Diversifier II Variable Annuity Contract offers a Contingent Deferred Sales Charge Period that varies depending on whether the selected Contract is a Variable/Fixed Contract or a Variable Contract, but will not exceed 10 Contract Years, base Contract expenses of 1.25% on an annual basis, and an Annual Contract Administration Charge that is the lesser of $30 or 2% of the Variable Account Value.

Transfers

Within limitations, you may transfer Contract Value from one Variable Investment Option to another and to and from the Fixed Account Options (if any). However, you may not transfer amounts held in the Fixed Account Options to another Investment Option prior to the end of the Fixed Account Option’s Interest Period which could be up to 7 years. In addition, the Contract offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program. You can elect to have your account value automatically rebalanced at no additional charge. We offer rebalancing programs that you can use to automatically reallocate your account value among your Variable Investment Options. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Contract Value

The Contract Value includes the amount in the Variable Investment Options and the Fixed Account Options (if any). The value of your Contract will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your Purchase Payments, interest credited to the Fixed Account Options (if any), any partial withdrawals, and the charges we deduct.

Surrenders and Withdrawals

During the Accumulation Period you can surrender the Contract or withdraw part of the Contract Value. However, the Contract is generally not a liquid investment. If you withdraw early, a Contingent Deferred Sales Charge, a Premature Withdrawal Charge, and federal and state taxes may apply and/or you may incur a tax penalty if you are younger than 59 1⁄2. Withdrawals will also generally reduce your guaranteed benefits and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Death Benefits

Your Contract includes a death benefit that will be paid upon the death of either the Contract Owner or the Annuitant. Upon the death of the Annuitant, the death benefit is equal to the greatest of: the Contract Value; Purchase Payments adjusted for withdrawals and contract transfers; and a value based on the most recent seven-year contract period as described in “What are the Supplemental Riders and Benefits That Are Available? — Death Benefit.” Upon the death of the Contract Owner who is not the Annuitant, the death benefit will be equal to the Contract Value.

Optional Benefit Riders

There are currently no optional benefit Riders available with the Diversifier II Variable Annuity.

Taxes

You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only: (1) when you make a surrender or withdrawal; (2) when you receive an income payment from the Contract; or (3) upon payment of a Standard Death Benefit. That means Contract Owners enjoy tax-deferred growth, which provides greater earnings potential as compared to a fully taxable investment.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted1.

Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	None
Maximum Contingent Deferred Sales Charges
Variable/Fixed Contract (as a percentage of the amount withdrawn)	7.00%[2]
Variable Contract (as a percentage of amount withdrawn or as a percentage of Purchase Payments, as applicable)	5.00%[3]
Premature Withdrawal Charge (as a percentage of Fixed Account Option withdrawal)	1⁄2 x Fixed Account Option Rate
Transfer Fee	None

1	As of the date of this Prospectus state premium taxes range from 0% to 3.5%.
2

You pay this charge as a percentage of the amount that you withdraw. This charge will never be more than 8.5% of the Purchase Payments that you allocate to the Separate Account. After your first Contract Year, you will not pay this charge on your first withdrawal in a Contract Year unless it exceeds 10% of your Contract Value. If no Purchase Payments have been made after the first Contract Year, the Contingent Deferred Sales Charge will equal:

Withdrawal During Contract Year	Contingent Deferred Sales Charge as a Percentage of Amount Withdrawn
1	7.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7	1.0%
8	0.0%

If Purchase Payments have been made in any Contract Year after the first, the Contingent Deferred Sales Charge will equal:

Withdrawal During Contract Year	Contingent Deferred Sales Charge as a Percentage of Amount Withdrawn
1	7.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7	1.0%
8	0.0%

3

You pay this charge as a percentage of the amount that you withdraw, or as a percentage of the total Purchase Payments that you made within seven years of the withdrawal, whichever is less. Under no circumstances will the cumulative charges ever exceed 5% of total Purchase Payments. You will not pay this charge on that portion of the first withdrawal that you make in a Contract Year that does not exceed 10% of the Purchase Payments that you made one year or more prior to the withdrawal.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

Annual Contract Expenses

Maximum Annual Contract Administration Charge	$30[1]
Separate Account Annual Expenses (as a percentage of Variable Account Value)	1.25%

1	You pay $30 or 2% of the Variable Account Value, whichever is less.

Funds’ Annual Operating Expenses

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A at the back of this document.

Annual Fund Expenses[1]	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.35%	1.33%
Net Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.35%	1.33%

1

Expressed as a percentage of average net assets for the fiscal year ended December 31, 2022. Fund expenses may be higher or lower in the future. This information is provided by the Funds and their agents. The information is based on 2022 expenses.

2

The range of Net Annual Fund Operating Expenses takes into account contractual arrangements for the Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses through at least April 30, 2024.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.

The Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year. The Maximum Expenses Examples assume the most expensive combination of Annual Fund Expenses. The Minimum Expenses Examples assume the least expensive Annual Fund Expenses. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

Maximum Expenses Examples (Variable Annuity)

If you surrender your Contract at the end of the applicable time period1:

	One Year	Three Years	Five Years	Ten Years
Diversifier II Variable Annuity	$7,655	$13,022	$18,923	$29,581

If you do not surrender your Contract or if you annuitize at the end of the applicable time period1:

	One Year	Three Years	Five Years	Ten Years
Diversifier II Variable Annuity	$2,655	$8,157	$13,923	$29,581

Maximum Expenses Examples (Variable/Fixed Annuity)

If you surrender your Contract at the end of the applicable time period and made Purchase Payments only during the first Contract Year1:

	One Year	Three Years	Five Years	Ten Years
Diversifier II Variable/Fixed Annuity	$9,122	$13,022	$16,997	$29,581

If you surrender your Contract at the end of the applicable time period and made Purchase Payments after the first Contract Year1:

	One Year	Three Years	Five Years	Ten Years
Diversifier II Variable/Fixed Annuity	$9,122	$13,022	$17,509	$30,746

If you do not surrender your Contract or if you annuitize at the end of the applicable time period1:

	One Year	Three Years	Five Years	Ten Years
Diversifier II Variable/Fixed Annuity	$2,655	$8,157	$13,923	$29,581

Minimum Expenses Examples (Variable Annuity)

If you surrender your Contract at the end of the applicable time period2:

	One Year	Three Years	Five Years	Ten Years
Diversifier II Variable Annuity	$6,672	$10,186	$13,940	$19,483

If you do not surrender your Contract or if you annuitize at the end of the applicable time period2:

	One Year	Three Years	Five Years	Ten Years
Diversifier II Variable Annuity	$1,672	$5,186	$8,940	$19,483

Minimum Expenses Examples (Variable/Fixed Annuity)

If you surrender your Contract at the end of the applicable time period and made Purchase Payments only during the first Contract Year2:

	One Year	Three Years	Five Years	Ten Years
Diversifier II Variable/Fixed Annuity	$8,207	$10,206	$12,178	$19,483

If you surrender your Contract at the end of the applicable time period and made Purchase Payments after the first Contract Year2:

	One Year	Three Years	Five Years	Ten Years
Diversifier II Variable/Fixed Annuity	$8,207	$10,206	$12,718	$20,774

If you do not surrender your Contract or if you annuitize at the end of the applicable time period2:

	One Year	Three Years	Five Years	Ten Years
Diversifier II Variable/Fixed Annuity	$1,672	$5,186	$8,940	$19,483

1	This Example assumes maximum Fund expenses of 1.33%.
2	This Example assumes minimum Fund expenses of 0.35%.

Certain Contract charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some underlying Funds may have expense limitation agreements, the operating expenses of the underlying Funds are not guaranteed and may increase or decrease over time.

SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Many benefits of the Diversifier II Variable Annuity Contract have a corresponding risk, and both benefits and risks should be considered before you purchase a Contract. More complete and detailed information about these features is provided later in this Prospectus and in the SAI.

Investment Risk

The value of your Contract, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your Contract Value. If the Variable Investment Options you select for your Contract perform poorly, you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in an underlying Fund, and a comprehensive discussion of the investment risks of each of the underlying Funds may be found in the prospectus for each of the Funds.

Each underlying Fund has its own investment objective and investment strategy. The performance of each will vary, and some Funds are riskier than others. We do not guarantee the investment performance of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options. Your investment allocation choices should be consistent with your personal investment objective and your risk tolerance. Before allocating money to a Variable Investment Option, please read the prospectus for the underlying Fund carefully.

Under a Variable/Fixed Contract, the value of your Contract may also be invested in Fixed Account Options. Purchase Payments and Contract Value allocated to the Fixed Account Options may be kept there for an extended period of time due to restrictions on transfers out of the Fixed Account Options. There is a risk that other Investment Options will perform more favorably than the Fixed Account Options while your Contract Value remains there. There is also the risk that the Fixed Account Options will not be credited with an interest rate higher than the minimum guaranteed interest rate.

In addition, a variable annuity is designed to provide for the accumulation of retirement savings or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable annuities unsuitable as a short-term savings vehicle.

Liquidity Risk; Limitations on Access to Contract Value

The Contract is generally not a liquid investment. Depending on the Contract you select, Contingent Deferred Sales Charges will apply for up to 10 Contract Years. The Contract is designed for long-term investment. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your Contract Value through surrenders and partial withdrawals, including Contingent Deferred Sales Charges, Premature Withdrawal Charges, possible tax consequences, adverse impacts on Contract benefits, and administrative requirements.

You should carefully consider the risks associated with taking a withdrawal or surrendering the Contract. The proceeds of your withdrawal or surrender may be subject to income taxes, including a tax penalty if you are younger than age 59 1⁄2. You should also consider the impact that a withdrawal may have on the standard benefits under your Contract. For example, under the Standard Death Benefit, early withdrawals may reduce the value of the guaranteed benefit.

Risk of an Increase in Fees and Expenses

Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. (See “Table of Fees and Expenses” above for more information.) Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws, or for any other reason.

In addition, the operating expenses of the underlying Funds are not guaranteed and may increase (or decrease). Although some underlying Funds may have expense limitation agreements, those agreements are temporary.

Taxes and Tax Risks

The federal income tax law that applies to life insurance companies and to the Contract is complex and subject to change. The tax considerations discussed in this Prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. Changes in the law could adversely affect the current tax advantages of purchasing the Contract.

The information in this Prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Contract in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Contract. You may wish to consult counsel or a tax adviser for more complete information.

Potentially Harmful Transfer Activity

This Contract is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Contract is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Contract Owners. We have limitations and restrictions on transfer activity, but we cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners. Potentially harmful transfer activity could result in reduced performance results for one or more Variable Investment Options, due to among other things:

•	fund management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	increased administrative and fund brokerage expenses; and/or

•	dilution of the interests of long-term investors.

An underlying Fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer.

Insurance Company Risks

Our business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack, or current or future outbreaks of infectious diseases, epidemics or pandemics. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract Owner information confidential).

Unlike the assets in our Separate Account, the assets in our general account (including all of the Fixed Account Options, if applicable) are subject to liabilities arising from any of our other business. Our ability to pay general account guarantees, including amounts under the Fixed Account Options, the death benefit, and other insurance guarantees, is subject to our financial strength and claims paying ability.

Information Systems, Technology Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct Contract activity. As such, Contract activity is highly dependent upon the effective operation of our internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, hacking, criminal activity, pandemics, utility outages, geo-political or military conflict and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyberattacks. Cyberattacks may interfere with Contract transaction processing, or cause the release and/or destruction of Contract Owner or business information including the securities in which the underlying Funds invest, which may cause the underlying Funds to lose value. There can be no assurance that we, the underlying Funds or our service providers will avoid losses affecting policies that result from cyberattacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of Contract Owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to Contract Owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning. There can be no assurance that these policies, procedures and controls will be effective or successful.

QUESTIONS AND ANSWERS

This part of the Prospectus provides answers to important questions about the Contract. The questions, and answers to the questions, are on the following pages.

What Is the Contract?

The Contracts described in this Prospectus are not currently offered to new investors. Contracts issued before the date of this Prospectus may have different features and charges.

Your Contract is an Annuity with flexible Purchase Payments, which provides for tax-deferred accumulation of Purchase Payments, Annuitization options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), and a Standard Death Benefit.

Your Contract has:

•	an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

The Contract allows you to invest in:

•	the Separate Account, through which you may invest in one or more of the available Funds; and

•

the Fixed Account Options (with respect to the Variable/Fixed Contract) or to transfer amounts from your Contract to a fixed interest account in a separate fixed annuity contract issued by Penn Mutual (for the Variable Contract). The Fixed Accounts (either in the Variable/Fixed Contract or in the separate fixed annuity contract) are guaranteed and funded by Penn Mutual through its general account.

You decide, within Contract limits:

•	how often you make a Purchase Payment and how much you invest (subject to minimum and maximum limits of the Contract);

•	the Variable Investment Options and/or the Fixed Account Options into which your Purchase Payments are invested;

•	whether or not to transfer money among the available Variable Investment Options and/or the Fixed Account Options (subject to limitations of the Contract);

•	the type of annuity that we pay and who receives the annuity payments;

•	the Beneficiary or Beneficiaries to whom we pay a death benefit (subject to limitations of the Contract); and

•	the amount and frequency of withdrawals from the Contract Value (subject to limitations of the Contract).

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We reserve the right to add, combine, or remove any Variable Investment Options when permitted by law. We may, with any required approval of the SEC and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. In the event of a Fund merger, any future Purchase Payments will be allocated to the successor or acquiring fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available funds for future Purchase Payments. We will notify you of any material contract amendment and any mutual fund substitutions, liquidations, or mergers.

The Contract is available to individuals, business entities and trusts. The Contract may be issued as an IRA on a contributory and rollover basis. The Contract may be suitable for certain qualified plans, where a separate individual annuity is issued per participant, and each participant is a single Annuitant. It is not suitable for group qualified plans because it is an individual annuity, not a group contract.

Contract Changes

Written notice from the Contract Owner(s) is required to process any Contract change. You may request the following changes to your Contract:

Annuity Date Change — Approval of your request will be subject to the maximum maturity date determined by state law.

Beneficiary Change — Approval of your request will be subject to provisions of the Contract, as well as any transactions made by the Contract Owner or actions taken by the Company prior to receipt of this notice; the change form is provided by the Company.

Ownership Change (Absolute Assignment) — Upon written notice to the Company, and upon receipt of all the information required to process the request, you may assign the Contract to a new Contract Owner. A service form that indicates the required information will be provided by the Company for your convenience. Approval of your request is subject to restrictions. Changes in Contract Owner designation, unless specified otherwise, shall take effect on the date the Contract Owner(s) sign the notice of change. Approval of any ownership change is subject to any transactions that you make or actions taken by the Company prior to receipt of this notice. The Company shall not be liable for the validity of the assignment. The Contract will allow a maximum of two natural persons as Owner(s) and Annuitant(s). The new Contract Owner(s) and Annuitant(s) must meet the issue age requirements and all other requirements specified in the Contract at the time of designation. We may restrict the Contract Owner’s designation change if required for purposes of satisfying applicable laws or regulations. Change of ownership can also have tax consequences, and you should consult your tax adviser prior to requesting a change.

Annuitant cannot be changed, except when the Contract Owner becomes the Annuitant as a result of such change, or as a consequence of Annuitant’s death or divorce (when Annuitant or Joint Annuitant is replaced with a new spouse or removed from the Contract).

Accumulation / Annuity Payout Period

Your Contract has an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us, and an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date. Please see “What is Annuitization and How Do I Annuitize the Contract?” below for more information.

Contract Termination

The Contract will terminate when one or more of the following events occur, unless otherwise specified in any endorsement attached to the Contract:

•	the death benefit is paid;

•	the annuity payments end; or

•	there is a full surrender of the Contract.

How Do I Purchase the Contract?

The Contracts described in this Prospectus are not currently offered to new investors. All Subsequent Purchase Payments should be sent to the address specified in “Additional Information — Contact Information.”

Purchase Payment Requirements

Minimum Purchase Payment

The Contract will not be issued until Penn Mutual has received the minimum payment required to open the Contract. The table below summarizes the minimum Initial and Subsequent Purchase Payment requirements for each Contract by market type.

Market Type	Payment Type	Variable/Fixed Contract	Variable Contract
Non-Qualified	Minimum Initial Purchase Payment	$2,500	$1,500
	Minimum Subsequent Purchase Payment	$300	$300
Qualified Plans	Minimum Initial Purchase Payment	$250	$250
	Minimum Subsequent Purchase Payment	$50	$40

Maximum Purchase Payment

The total Purchase Payments that you make on a Variable/Fixed Contract may not exceed $1,000,000 in any calendar year without our consent.

Allocation of Initial and Subsequent Purchase Payments

Your Initial and Subsequent Purchase Payments will be allocated to the Variable Investment Options and to the Fixed Account (if applicable) as you specify in the application for the Contract, unless you direct that the Subsequent Purchase Payments be allocated otherwise. Subsequent Purchase Payments may be made at any time without prior notice to the Company. All Purchase Payments are subject to the minimum and maximum amount limitations.

Owner / Annuitant Requirements

You must specify the Owner and Annuitant information at the time of application, and the name(s) of Owner(s) and Annuitant(s) that you specify will be displayed on your Contract’s Specifications Page. Designation of Contract Owner(s) and Annuitant(s) will be effective on the Contract Date.

No more than two natural persons may be named in the Contract as Owner(s) and/or Annuitant(s).

If you are the sole Owner of the Contract, you may designate yourself as an Annuitant, or an Annuitant other than yourself. However, if you designate Joint Annuitants, you must be one of the Annuitants.

If your Contract is owned by an entity, joint ownership is not permitted, and there can only be one Annuitant.

If your Contract is jointly owned, both Contract Owners must be natural persons. If the Contract is jointly owned and there is one Annuitant, he/she must be a Contract Owner. If the Contract is jointly owned and there are Joint Annuitants, Annuitants must be the Contract Owners.

Tax Free “Section 1035” Insurance Contract Exchanges

Generally, you can exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a Contingent Deferred Sales Charge on your old contract. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes as a result of the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

The Variable Account Value

Your assets in the Separate Account are held as Accumulation Units of the Variable Investment Options that you select. An Accumulation Unit is a unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date. The Variable Account Value is the sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.

Accumulation Units — Valuation

We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a Variable Investment Option, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first Purchase Payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit varies and is determined by multiplying its last computed value by the net investment factor for the Variable Investment Option for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Variable Investment Option, (2) any taxes on income or gains from investments held in the Variable Investment Option, and (3) the mortality and expense risk charge assessed against the Variable Investment Option. Therefore, the investment performance of the Funds, expenses and deduction of certain charges will affect the Accumulation Unit value and the number of Accumulation Units.

The Fixed Account Value

The Fixed Account Value (if applicable) is determined by the total amount of Purchase Payments allocated to the Fixed Account Options, adjusted by partial withdrawals, transfers, charges and expenses, and accumulated at effective annual rates declared by the Company, but at no less than the minimum guaranteed interest rate specified in your Contract.

Contract Value

Your Contract Value is the sum of the Variable Account Value and the Fixed Account Value. Variable Account Value is the sum of the values of the Accumulation Units held in the Variable Investment Options. Fixed Account Value is the value of amounts held in all Fixed Account Options of the Fixed Account for the Variable/Fixed Contract.

How Do I Change the Contract’s Investment Allocations?

Transfer Among Variable Investment Options and Fixed Account Options

Variable/Fixed Contracts.  You may transfer amounts from one Variable Investment Option to another Variable Investment Option. Within Contract limits, you also may transfer from a Variable Investment Option to the Fixed Account Options. You may transfer from the Fixed Account Option(s) to other Investment Options only at the completion of the Interest Period or within 25 days thereafter. The minimum amount that you may transfer is $250 or the total amount held in the investment account, if less. After the transfer, there must be $250 remaining in the Investment Option in which you are invested.

Variable Contract.  You may transfer amounts from one Variable Investment Option to another. The minimum amount that you may transfer is $250 or the total amount held in the investment account, if less. After the transfer, there must be $250 remaining in the Variable Investment Options in which you are invested.

General Rules.  Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than through the dollar cost averaging program and the automatic asset rebalancing program, we reserve the right to charge a fee, although we have no present intention of doing so.

General Information on Market Timing

The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among Investment Options. We therefore reserve the right to change our telephone and internet transaction policies and procedures at any time to restrict the use of telephone and internet transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks.  Frequent transfers (exchanges) among the Variable Investment Options and market timing by Contract Owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or Beneficiaries of any variable annuity or variable life insurance policy issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt fund management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The Funds available through the Variable Investment Options (the subaccounts of the Separate Account) generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual policies. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by Contract Owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain Contract Owner transaction information to enable the Funds to review the individual Contract Owner transaction activity involving the Funds.

Frequent Trading Policies and Procedures.  We have adopted policies and procedures designed to discourage excessive trading and market timing activities. Transaction reporting has been implemented to monitor activity to identify and detect potential excessive trading and/or marketing timing. Transactions that exceed certain predefined parameters, such as frequency of exchanges, will be evaluated to determine if such activity constitutes excessive trading and/or market timing activity. If activity is determined to be excessive in nature, communication is sent to the Contract Owner and certain account privileges, such as the ability to trade online, may be suspended for a certain period of time requiring subsequent requests to be mailed.

If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage excessive trading and market timing activities. In addition, we reserve the right to reject any Purchase Payment or transfer request at any time for any reason.

Deferment of Payments and Transfers

Transfers and distributions of withdrawals from the Variable Account and distribution of the portion of the Standard Death Benefit allocated to the Variable Account will generally be made within seven days after receipt by the Company of all documents required for such transfer or distribution. However, we reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if:

(a)	The NYSE is closed (other than customary weekend and holiday closings);

(b)	Trading on the NYSE is restricted;

(c)	An emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or

(d)	The SEC by order so permits for the protection of investors.

Conditions	described in (b) and (c) will be decided by, or in accordance with rules of, the SEC.

What Are the Fees and Charges Under the Contract?

This section explains the fees and expenses you might incur. The “Table of Fees and Expenses” section of this Prospectus summarizes all charges and fees that may be imposed on your Contract. Please refer to these tables for a quick summary. You also pay expenses of the Funds that you select as Investment Options in the Separate Account. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

Transaction Expenses

Contingent Deferred Sales Charge

If you wish to withdraw more than the Free Withdrawal Amount or decide to surrender your Contract during the Contingent Deferred Sales Charge Period, you may be assessed a Contingent Deferred Sales Charge. This charge is used to pay our sales expenses. Sales expenses that are not covered by the Contingent Deferred Sales Charge are paid from the surplus of the Company, which may include proceeds from Contract charges.

The Contingent Deferred Sales Charge for Variable/Fixed Contracts declines gradually over a period of several years. Contingent Deferred Sales Charges will be applied to all withdrawals which are not “Contingent Deferred Sales Charge-Free Withdrawals.” You can request that the charge be taken from the amount withdrawn or the remaining Contract Value. If the charge is taken from the remaining Contract Value, it will be taken pro-rata from the Variable Investment Options if you have a Variable Contract (and otherwise in accordance with the “Default Liquidity Order” described under “How Can I Withdraw Money from the Contract? — Partial Withdrawals”).

Schedule of Contingent Deferred Sales Charges — Variable/Fixed Contract

First, if no Purchase Payments have been made after the first Contract Year, the Contingent Deferred Sales Charge will equal:

Withdrawal During Contract Year	Contingent Deferred Sales Charge as a % of Amount Withdrawn
1	7.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7	1.0%
8	0.0%

Second, if Purchase Payments have been made in any Contract Year after the first, the Contingent Deferred Sales Charge will equal:

Withdrawal During Contract Year	Contingent Deferred Sales Charge as a % of Amount Withdrawn
1	7.0%
2	6.0%
3	5.0%
4	4.0%
5	3.5%
6	3.0%
7	2.5%
8	2.0%
9	1.5%
10	1.0%
11	0.0%

The total sum of the Contingent Deferred Sales Charges deducted from amounts withdrawn from the Separate Account will never exceed 8.5% of the total of all Purchase Payments credited to the Separate Account.

Schedule of Contingent Deferred Sales Charges — Variable Contract

If the Contingent Deferred Sales Charge applies, it will equal the lesser of (a) 5% of the sum of Purchase Payments made within seven years prior to the date of withdrawal, or (b) 5% of the amount withdrawn. Under no circumstances will the cumulative Contingent Deferred Sales Charges ever exceed 5% of total Purchase Payments.

Other Information

The Contingent Deferred Sales Charge and other charges may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales or other expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of Purchase Payments and other relevant factors that might tend to reduce expenses incurred in connection with such sales. The reduction will not unfairly discriminate against any Contract Owner.

Contingent Deferred Sales Charge — Free Withdrawals

The following withdrawals may be taken free of the Contingent Deferred Sales Charge:

•	Free Withdrawal Amount;

•	Disability-related withdrawals;

•	Purchase Payments out of the Contingent Deferred Sales Charge Period; and

•	Earnings, after all Purchase Payments have been withdrawn or are out of Contingent Deferred Sales Charge Period.

Free Withdrawal Amount

Fixed/Variable Contracts’ Free Withdrawal Amount is based on Contract Value. Once in each Contract Year on or after the last day of the first Contract Year, you may withdraw 10% of the Contract Value (determined as of the date of withdrawal) free of the Contingent Deferred Sales Charge. The 10% free withdrawal may be taken either in one sum or, subject to meeting certain minimum amounts, in a series of scheduled amounts during the Contract Year.

Variable Contracts’ Free Withdrawal Amount is based on Purchase Payments. You will not pay a charge on that portion of the first withdrawal in a Contract Year that does not exceed 10% of total Purchase Payments made one year or more prior to the withdrawal. This 10% free withdrawal may be taken either in one sum or, subject to certain minimum amounts, in a series of scheduled amounts during the Contract Year. Further, no charge will be made under the Variable Contract on that portion of the first withdrawal in the eighth, ninth and tenth Contract Years that does not exceed the following percentages of the Contract Value:

Contract Year	Percentage
Eighth	25%
Ninth	50%
Tenth	75%

No charge will be made on any withdrawal in any Contract Year after the tenth Contract Year.

Partial and Systematic Withdrawals in the Same Contract Year

If you have set up and are receiving systematic withdrawals that are free of Contingent Deferred Sales Charges, and then request a partial withdrawal during the same Contract Year, the partial withdrawal may be subject to Contingent Deferred Sales Charges.

Purchase Payments out of the Contingent Deferred Charge Period

You may withdraw any Purchase Payment that was made after the Contingent Deferred Sales Charge Period without incurring the Contingent Deferred Sales Charge. All withdrawals will be deducted from the oldest Purchase Payments first (first-in, first-out basis).

Disability Related Withdrawal

You may request the waiver of Contingent Deferred Sales Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1)	The Contract Owner (or Annuitant under a qualified retirement plan) becomes totally disabled as defined in Section 72(m)(7) of the Code and as applied under the Social Security Act;

(2)	The disability began after the Contract Date; and

(3)	The disability has continued without interruption for four months.

In the event of a qualifying disability, the Contract Owner must notify the Company of the intent to request a waiver of Contingent Deferred Sales Charge. We must receive the waiver request forms along with the due proof of the disability in writing (including physician’s statement of disability). Waiver request forms will be provided to you within ten working days of the request. You must be living as of the date the Disability Related Withdrawal proceeds are paid.

Premature Withdrawal Charge

A Premature Withdrawal Charge may be deducted from the interest earned on any amount that is withdrawn from the Three Year Guaranteed Account, the Five Year Guaranteed Account or the Seven Year Guaranteed Account during the period for which an interest rate is guaranteed. The Premature Withdrawal Charge is imposed to compensate the Company for the early removal of amounts out of longer-term Fixed Account Options, because the Company would be unable to earn an appropriate rate of income to support interest paid if the amounts deposited are held short-term. The Premature Withdrawal Charge will be determined by multiplying the premature withdrawal rate by the premature withdrawal amount. The premature withdrawal rate for the Three Year Guaranteed Account and the Five and Seven Year Guaranteed Accounts equals one quarter and one-half, respectively, of the most recent effective annual interest rate then applicable to the Fixed Account Option from which the withdrawal is being made (i.e., 3 months’ interest and 6 months’ interest, respectively). The premature withdrawal amount equals (a) minus the greater of (b) or (c) where: (a) is the total amount withdrawn from the Fixed Account, excluding the One Year Fixed Guaranteed; (b) is the amount for which the declared effective annual interest rate has expired in the immediately preceding 25 days (which reflects that you may make withdrawals up to 25 days after the maturity of a Fixed Account Option without application of the Premature Withdrawal Charge); and (c) is 10% of Purchase Payments. In no event will the Premature Withdrawal Charge exceed 10% of the amount withdrawn.

Transfer Fee

We reserve the right to charge a transfer fee, although no charges currently exist.

Annual Contract Expenses

Annual Contract Administration Charge

We deduct from your Variable Account Value an Annual Contract Administration Charge that is the lesser of $30 or 2% of your Variable Account Value. We deduct this charge each year on the date specified in the Contract. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. The charge will not be deducted upon Annuitization, or after the Annuity Date. To assess this charge, we cancel Accumulation Units credited to your Contract, pro-rata among the Variable Investment Options in which you invest.

Base Contract Expenses

We deduct from the net asset value of the Separate Account, a daily contract expense consisting of a mortality and expense risk charge. This charge is expressed on an annual basis and will be assessed as a percentage of the daily net asset value of the Separate Account. The following table summarizes the total daily Separate Account charges for the base Contract. These charges will not be increased for the life of your Contract.

Diversifier II Variable Annuity
Base Contract Expenses	1.25%

The base Contract expenses will be computed and deducted from each Variable Investment Option of the Separate Account in which the Contract Owner is invested. These deductions will be made daily.

The base Contract expenses are paid during both the accumulation and variable annuity payout phases of the Contract.

Optional Benefit Expenses

There are currently no optional benefit Riders offered under the Contract.

Description of Underlying Fund Charges

The Funds underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses are different for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the underlying Funds are not fixed or specified under the terms of your Contract, and those expenses may vary from year to year. Please see “Appendix A” to this Prospectus (and the applicable Fund’s Prospectus) for more information on fees and expenses of the Funds.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisers or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the underlying Fund or Contract charges described in this section or in the “Table of Fees and Expenses.”

Premium Taxes

Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments range from 0% to 3.5%.

How Can I Withdraw Money from the Contract?

General Information on Surrenders and Withdrawals

You may access your Contract Value in one of the following ways:

•	by surrendering your Contract and receiving the Surrender Value;

•	by taking a partial withdrawal;

•	by taking systematic withdrawals;

•	by taking Required Minimum Distributions (Qualified Contracts only); or

•	when you start the annuity payments based on your Contract Value.

Before the end of the Contingent Deferred Sales Charge Period, you can access a portion of the money in the Contract each Contract Year without being assessed a Contingent Deferred Sales Charge. This is called a Free Withdrawal Amount (see “Contingent Deferred Sales Charge Free Withdrawals” above). However, if you decide to withdraw more than the Free Withdrawal Amount or surrender the Contract during the Contingent Deferred Sales Charge Period, you may be assessed a Contingent Deferred Sales Charge, as further described above. You may also be subject to the Premature Withdrawal Charge for amounts withdrawn from the Fixed Account. See “What Are the Fees and Charges Under the Contract? — Premature Withdrawal Charge.”

Withdrawals will reduce the Contract Value and may have a negative impact on the death benefit and the impact could be significant. See “What Are the Supplemental Riders and Benefits That Are Available?”

You may also be subject to tax in the tax year in which you take a withdrawal from your Contract, including a 10% penalty tax under certain circumstances. See “How Is the Contract Treated under Federal Income Tax Law?” for details.

Full Surrender

You can choose to surrender your Contract for its Surrender Value at any time before the death of the Contract Owner or Annuitant, and before the Annuity Date by sending a written request to our Administrative Office. Upon your request to surrender the Contract, all benefits under the Contract will terminate as of the date of receipt of your written request by the Company. You will receive the Surrender Value, which is your Contract Value reduced by any applicable charges, such as: Contingent Deferred Sales Charge, Premature Withdrawal Charge and Annual Contract Administration Charge. We base your Surrender Value on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see “How Do I Change the Contract’s Investment Allocations? — Deferment of Payments and Transfers” for more information on these limited circumstances.

Partial Withdrawal

You may take a partial withdrawal from your Contract Value before the Annuity Date and the death of the Contract Owner or Annuitant. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see “How Do I Change the Contract’s Investment Allocations? — Deferment of Payments and Transfers” for more information on these limited circumstances. You may pay a Contingent Deferred Sales Charge or a Premature Withdrawal Charge when you withdraw part of your Contract Value. See the “Contingent Deferred Sales Charge” and “Premature Withdrawal Charge” paragraphs under “What Are the Fees and Charges Under the Contract?” for details. You may also be subject to tax in the tax year in which you make a withdrawal, including an additional 10% tax under certain circumstances. See “How Is the Contract Treated Under Federal Income Tax Law?” below.

The following rules and restrictions apply to partial withdrawals:

•	Minimum Withdrawal. The minimum withdrawal is $250. (If your Required Minimum Distribution is less than $250, you may take a partial withdrawal for that amount.)

•	Minimum Remaining Balance. You may take a partial withdrawal only if the amount remaining in the Contract after the withdrawal is at least equal to the Minimum Remaining Balance of $250.

•	Zero Contract Value. If you take a withdrawal that brings the Contract Value to zero, your Contract will be terminated.

•

Default Liquidity Order.  If you do not tell us otherwise, the withdrawal will be taken pro-rata from the Variable Investment Options if you own a Variable Contract. If you own a Variable/Fixed Contract, the withdrawal will be taken first from the Fixed Holding Account. If the withdrawal exhausts your Fixed Holding Account Value, any remaining withdrawal will be taken pro-rata from the Variable Investment Options. If the withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from a Fixed Account Option beginning with the Fixed Account Option with the shortest Interest Period.

Systematic Withdrawals

Systematic withdrawals are regular payments that we make to you on a monthly, quarterly, semi-annual or annual basis. It is a convenient way for you to withdraw your annual Free Withdrawal Amount without incurring a Contingent Deferred Sales Charge, as well as to take Required Minimum Distributions. Systematic withdrawals are available if you have not exhausted your Free Withdrawal Amount in the current Contract Year.

The withdrawals can be taken on a monthly, quarterly, semi-annual or annual basis, and the minimum amount of each withdrawal payment is $50. We will adjust the frequency of your payments so that payments are at least $50 each. For example, if you would like to withdraw $100 a year, you can set up annual or semi-annual withdrawals, but not quarterly or monthly. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3rd, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8th. Please note that no confirmations will be sent on systematic withdrawals but will be reflected on statements. For information on the tax treatment of withdrawals, see “How Is the Contract Treated Under Federal Income Tax Law?” below.

In the Contract Year when the systematic withdrawals are elected for the first time, the entire amount of the withdrawal requested will be disbursed among the remaining systematic withdrawal payments to be made prior to the next Contract Anniversary. Systematic withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount be withdrawn with monthly systematic withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly systematic withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower systematic withdrawal payments in your second year of withdrawal. The Free Withdrawal Amount will not be recalculated to reflect Subsequent Purchase Payments until the next Contract Anniversary.

Default Liquidity Order.  If you do not tell us otherwise, the withdrawal will be taken pro-rata from the Variable Investment Options if you own a Variable Contract. If you own a Variable/Fixed Contract, the withdrawal will be taken first from the Fixed Holding Account. If the withdrawal exhausts your Fixed Holding Account Value, any remaining withdrawal will be taken pro-rata from the Variable Investment Options. If the withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from a Fixed Account Option beginning with the Fixed Account Option with the shortest Interest Period. If amounts are taken from the Fixed Account subject to the Premature Withdrawal Charge, the Premature Withdrawal Charge will apply even if the Contingent Deferred Sales Charge is waived.

Termination of Systematic Withdrawals.  To stop the systematic withdrawals or to change the amount or the frequency of the withdrawals once systematic withdrawals are initiated, you must submit a request by sending a written notice to our Administrative Office or calling Customer Service. The systematic withdrawals will terminate upon the earlier of the death of the Contract Owner or the Annuitant, or upon Contract Owner’s request. Systematic withdrawals will be subject to a Contingent Deferred Sales Charge if the annual amount withdrawn exceeds the Free Withdrawal Amount. All withdrawals during the Contract

Year are considered in the determination of the Free Withdrawal Amount withdrawn and the point at which the Contingent Deferred Sales Charge will be assessed for additional withdrawals.

Substantially Equal Periodic Payments under Code Section 72(q) or 72(t)

If a withdrawal is taken from the annuity before age 59 1⁄2 the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under IRC Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS regulations) and receive these payments until the later of five years or attainment of age 59 1⁄2.

If you wish to take withdrawals under Code Sections 72(q) or 72 (t) (prior to age 59 1⁄2 of the Contract Owner, or Annuitant for entity owned Contracts), you may do so systematically. Section 72 (q)/(t) withdrawals do not receive any special treatment under the Contingent Deferred Sales Charge provisions. If your withdrawal exceeds the annual Free Withdrawal Amount, you will be subject to Contingent Deferred Sales Charges as shown in the “Contingent Deferred Sales Charge” section under “What Are the Fees and Charges Under the Contract?” If you take a withdrawal from the Fixed Account, you may also be subject to the Premature Withdrawal Charge as described in the “Premature Withdrawal Charge” paragraph under “What Are the Fees and Charges Under the Contract?”

403(b) Withdrawals

There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals attributable to Purchase Payments made after December 31, 1988, pursuant to a salary reduction plan, may be made only if the Contract Owner is over the age of 59 1⁄2, leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on Purchase Payments) may also be possible in the case of hardship as defined in the Code. The restrictions do not apply to transfers among Variable Investment Options and may also not apply to transfers to other investments qualifying under Section 403(b).

Loans Under Section 403(b) Contracts

If your Contract qualifies under Section 403(b) of the Code, and if state law permits, you may be able to borrow against money that you have invested in a Fixed Account Option. Review your Contract loan endorsement or consult your financial professionals for a complete description of the terms of the loan privilege, including minimum and maximum loan amounts, repayment terms, and restrictions on prepayments.

When you borrow, an amount equal to your loan will be transferred, as collateral, from your Variable Investment Options to an account in our general account called the “Restricted Account.” Amounts transferred to the Restricted Account currently earn interest at a rate of 2 1⁄2 percentage points less than the rate of interest that we charge you on the loan. On your Contract Anniversary, the accrued interest in the Restricted Account will be transferred to your Variable Investment Options in accordance with your current payment allocation instructions.

Loan repayments are due quarterly. When you repay part of your loan, we transfer an amount equal to the principal portion of the repayment from the Restricted Account to the Fixed Holding Account. You may then transfer amounts from the Fixed Holding Account to the other Investment Options offered under the Contract.

If you are in default, we will report the default to the Internal Revenue Service as a taxable distribution and, if you are then under age 59 1⁄2, as a premature distribution that may be subject to a 10% penalty. We will repay the loan by withdrawing the amount in default, plus interest and any applicable Contingent Deferred Sales Charge, from your Variable Investment Options in accordance with your loan request and agreement. If Section 403(b) prevents us from doing this, your outstanding loan balance will continue to accrue interest and the amount due will be withdrawn when a withdrawal becomes permissible. While a loan balance is outstanding, any withdrawal or death benefit proceeds must first be used to pay the loan.

Loans are subject to the terms of your Contract, your Section 403(b) plan and the Code, and, in the case of plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the ERISA regulations on plan loans, all of which may impose restrictions. We reserve the right to suspend, modify or terminate the availability of loans. Where there is a plan fiduciary, it is the responsibility of the fiduciary to ensure that any contract loans comply with plan qualification requirements, including ERISA.

What is Annuitization and How Do I Annuitize the Contract?

Annuitization

Annuitization is a process by which your Contract Value is converted into a stream of regular income payments.

Annuity Date

The Annuity Date is the date on which annuity payments begin, transitioning from the accumulation phase to the Annuitization phase, based on the elected Annuity Option.

Annuity Options

You may choose from the following options:

•

An annuity for a set number of years — Annuity payments will continue for a specified number of years, which may not be for less than 5 nor more than 25 for a Variable /Fixed Contract or 30 for a Variable Contract;

•	A life annuity — Annuity payments will continue until the Annuitant’s death (If the Annuitant dies before the first payment has been made, then no payments will be made under this option);

•

A life annuity with payments guaranteed for 10 or 20 years — Annuity payments will continue until the Annuitant’s death with payments for 10 or 20 years guaranteed regardless of when the Annuitant dies;

•

A joint and survivor life annuity — Annuity payments will continue until the death of the surviving joint Annuitant (If both Annuitants die before the first payment has been made, then no payments will be made under this option); or

•	Any other form of annuity that we and you may agree upon.

Annuity Payments

The shorter the expected length of the Annuity Payout Period, the larger each payment will be. After annuity payments begin, no withdrawals may be made other than receipt of annuity payments. The Annuity option cannot thereafter be changed.

Variable Annuity Payments.  The size of your variable annuity payments will vary depending upon the performance of the Variable Investment Options that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, the frequency with which you receive payments, and the annuity purchase rates and charges in your Contract.

The variable annuity purchase rate assumes an annual net investment return of 4%. If the annual net investment return during the Annuity Payout Period is greater than the assumed rate, your annuity payments will increase. If the annual net investment return is less, your payments will decrease.

You will pay a mortality and expense risk charge during both the Accumulation Period and the Annuity Payout Period under your Contract. We charge this fee while you receive a variable annuity even though we may no longer bear a mortality risk.

Fixed Annuity Payments under a Variable/Fixed Contract.  The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, and the expected length of the annuity period.

Other Information.  Annuity payments must commence not later than the first day of the next month after the Annuitant reaches the Maturity Age.

You or your surviving Beneficiary may change the Annuity Date or your annuity option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. The Annuity Date under a Variable/Fixed Contract may not be earlier than the first Contract Anniversary.

If your Contract Value is less than $5,000, we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each.

What Are the Supplemental Riders and Benefits That Are Available?

Summary of Benefits

The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations

Standard Death Benefit	Guarantees Beneficiaries will receive a benefit at least equal to your Contract Value	Standard	No additional charge	• Withdrawals could significantly reduce benefit

Dollar Cost Averaging Program	Allows you to transfer amounts automatically from a dollar cost averaging option to a Variable Investment Option so that the cost of the securities is averaged over time	Optional	No additional charge	• Must have a Contract Value of at least $10,000 • Minimum transfer amount must be at least $50 • Dollar cost averaging and automatic asset rebalancing may not be elected at the same time

Automatic Asset Rebalancing Program	Automatically reallocates your Contract Value among the Variable Investment Options in accordance with the proportions you originally selected	Optional	No additional charge	• Must have a Contract Value of at least $10,000 • Dollar cost averaging and automatic asset rebalancing may not be elected at the same time

There are currently no optional benefit Riders available under this Contract.

Death Benefit

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate. You may change your Beneficiary at any time before the death of the Annuitant. If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the following paragraphs.

Variable/Fixed Contracts sold in most states provide that if the Annuitant dies prior to the Annuity Date, we will pay your Beneficiary the greatest of

•	the sum of all Purchase Payments, adjusted for withdrawals and contract transfers,

•

the Contract Value for the Valuation Period in which proof of death, i.e., a death certificate or other official document establishing death, and any other required information needed to make payment is received in our Administrative Office, or

•

the Variable Account Value, as of the Contract date or, if later, as of the end of the most recent seven-year contract period occurring prior to the Contract Owner’s 81st birthday, adjusted for Subsequent Purchase Payments and adjusted for withdrawals and contract transfers, plus the value of the Fixed Account under your Contract.

Similarly, Variable Contracts sold in most states provide that if the Annuitant dies prior to the Annuity Date, we will pay your Beneficiary the greatest of

•	the sum of all Purchase Payments, adjusted for withdrawals and contract transfers,

•	the Contract Value for the Valuation Period in which proof of death and any other required information needed to make payment is received in our Administrative Office, or

•

the Contract Value, as of the Contract date or, if later, as of the end of the most recent seven-year contract period occurring prior to the Contract Owner’s 81st birthday, adjusted for Subsequent Purchase Payments and adjusted for withdrawals and contract transfers.

With respect to Contracts sold in Texas, if the Annuitant dies prior to the Annuity Date, we will pay the greater of

•	the sum of all Purchase Payments, adjusted for withdrawals and contract transfers, or

•	the Contract Value for the Valuation Period in which proof of death and any other required information needed to make payment is received at Penn Mutual’s Administrative Office.

We generally pay the death benefit within seven days after we receive proof of death and all required information.

Example.  Assume that there is a single Initial Purchase Payment of $100,000 for a Variable Contract and prior to any withdrawals there is a Contract Value on the seventh anniversary of $95,000. A withdrawal in the amount of $10,000 is taken in year 8.

If the Contract Value on the tenth anniversary is $80,000, the Standard Death Benefit will be the greatest of:

(1) $100,000 – $10,000 = $90,000

(2) $80,000

(3) $95,000 – $10,000 = $85,000

The Standard Death Benefit in this example is therefore $90,000.

Choosing a Lump Sum or Annuity.  Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

•

If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to five years (until paid out, the death benefit will be allocated to Variable Investment Options and/or the Fixed Account, if applicable, as directed by the Beneficiary).

•

If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

•

If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If the spouse elects to become the Contract Owner, the Contract Value will continue. Further, the spouse may exchange the continued Contract for a new variable contract of the same policy form, or a form designated by us if this form is no longer available for sale, and the Contract Value transferred to the new contract in the exchange will not be subject to a Contingent Deferred Sales Charge.

If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

For IRA contracts, if the owner/annuitant of the IRA dies, the Beneficiary is entitled to receive the Standard Death Benefit as described above. There are additional options for IRA beneficiaries. With some exceptions, IRA beneficiaries must receive their entire death benefit by December 31st following the tenth anniversary of the IRA owner’s death. However, a spouse named as sole primary Beneficiary may assume ownership of the IRA. An eligible designated beneficiary can continue the IRA as a “beneficiary” or a “stretch” IRA, in which case a new Penn Mutual Contract is issued. Please consult your tax adviser for additional information regarding the options of an IRA beneficiary. The death benefit must be distributed in accordance with applicable regulations and tax laws.

Dollar Cost Averaging Program

Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If the Contract Value is at least $10,000, you can have a fixed percentage of your Purchase Payments transferred monthly from one account (the Fixed Holding Account or one of the Variable Investment Options described below) to other Variable Investment Options to achieve dollar cost averaging. You may do this for 12 to 60 months, or until you change your allocations or tell us to stop dollar cost averaging. The minimum transfer amount to each Variable Investment Option is $50. There is no charge for participating in the Dollar Cost Averaging Program.

Variable Dollar Cost Averaging Options

Dollar cost averaging may be done from one of the following Variable Investment Options: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. New Purchase Payments and transfers may be allocated to the selected Variable Investment Option, subject to the Contract Value minimum requirements.

Automatic Asset Rebalancing Program

Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Variable Investment Options will fluctuate in response to investment performance, your asset allocation percentages may change over time. If you have a Contract Value of at least $10,000, you may elect automatic asset rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Variable Investment Options to maintain a specified percentage allocation among your selected Variable Investment Options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office. You may discontinue the program at any time. There is no charge for participating in the automatic asset rebalancing program.

The dollar cost averaging and automatic asset rebalancing programs may not be elected at the same time and are not available after Annuitization.

Systematic Withdrawals

Systematic withdrawals are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. Details about the Systematic Withdrawal Program can be found in the “Systematic Withdrawals” paragraph under “How Can I Withdraw Money from the Contract?”.

How Is the Contract Treated Under Federal Income Tax Law?

The following summary provides a general description of the federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or a tax adviser should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Early Withdrawals

An additional federal income tax of 10% may be imposed on the taxable portion of an early withdrawal prior to age 59 1⁄2 unless one of several exceptions applies. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1⁄2;

•	distributions made on or after death; or

•	withdrawals attributable to disability, as determined under the Code.

If you receive systematic payments that you intend to qualify for the “substantial equal periodic payments” exception described above, any modification (except due to death or disability) to your systematic payments before the age of 59 1⁄2 or within five years after the beginning of those payments, whichever is later, will result in the retroactive imposition of the 10% additional income tax with interest.

Other exceptions to taxes imposed on early withdrawals in this context may apply, potentially including exceptions that the Internal Revenue Service has provided in connection with the COVID-19 pandemic. You should consult a tax adviser to determine if an early withdrawal will result in the imposition of a 10% penalty tax.

Multiple Contracts

All Non-Qualified Contracts that are issued by Penn Mutual to the same Contract Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in such Contract

Owner’s taxable income when a taxable distribution (other than an annuity payment) occurs. A Non-Qualified Contract is generally a Contract that does not qualify for favorable tax treatment as a qualified plan (described in more detail below), IRA, Roth IRA, Simplified Employee Pension IRA, or tax-sheltered annuity.

Ownership

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

Transfer of Ownership

You may pay federal income taxes if you transfer the ownership of your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer in excess of the investment in the Contract at such time. This rule does not apply to ownership transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification

Section 817(h) of the Code provides that the investments of a separate account in which a Contract invests (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Funds in which each Variable Investment Option may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the Funds’ investments in order to establish that each Variable Investment Option is “adequately diversified.” It is expected that each underlying Fund will comply with the diversification requirement applicable to the Variable Investment Options as though the requirement applied to that underlying Fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable Contract Owner will be considered the owner of Separate Account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable Contract Owner is treated as an owner of separate account assets, income and gain from the assets would be includable in the variable Contract Owner’s gross income. The Treasury Department has indicated that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular funds without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Contract Owners being treated as the owners of the assets of the Variable Investment Options under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the Contract Owners from being considered the owners of a pro-rata share of the assets of the Variable Investment Options under the Contract. It is possible that if regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

Non-Qualified Annuity Payments

The non-taxable portion of a non-qualified annuity payment generally is determined by multiplying the payment by the ratio of the investment in the Contract (as adjusted for any refund feature) to the expected return under the Contract. The remaining portion is taxed at ordinary income tax rates. Once you have recovered the investment in the Contract, further annuity payments are taxable at ordinary income rates.

IRA and Qualified Annuities

Generally, unless you have a cost basis, all withdrawals and death benefits paid are subject to federal income taxation.

Roth IRA Annuities

Generally, you do not include in your gross income qualified distributions (see below) or distributions that are a return of your annual contributions from your Roth IRA.

Qualified distributions are any payments or distributions from your Roth IRA that meet both of the following requirements:

i)	payment or distribution is made after the 5-year period beginning with the first taxable year for which a contribution was made to a Roth IRA established for your benefit; and

ii)	payment or distribution is:

a.	made on or after the date you reach age 59 1⁄2;

b.	made because you are disabled;

c.	made to a Beneficiary or to your estate on or after your death;

d.	one that meets the requirements for the first-time home buyer exception to the tax on early distributions; or

e.	one that meets the requirements for the exception to the tax on early distributions for qualifying higher education expenses.

Premium Taxes

Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments range from 0% to 3.5%.

Taxation of Withdrawals and Death Benefits

For U.S. federal income tax purposes, you may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. These payments generally will be taxable to the extent the cash value of your Contract exceeds your investment in the Contract. Ordinary income tax rates apply. If you designate a Beneficiary who is either a family member or two or more generations below you, or a person (other than a spouse) more than 37 1⁄2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a Non-Qualified Contract and death of an Annuitant who was not the Contract Owner, an election by the Beneficiary to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment as described above.

Required Minimum Distributions

Required Minimum Distributions (“RMDs”) generally are minimum amounts that participants in qualified retirement plans and owners of IRAs must withdraw each year following the calendar year that he or she reaches the required age (age 73 effective January 1, 2023, and age 75 effective January 1, 2033). Failure to make RMDs may result in a tax of up to 25% of the amount of the required distribution.

Withholding

Generally, for purposes of a non-qualified annuity or rollover IRA qualified under Section 408(b), unless the Contract Owner elects to the contrary and properly notifies the Company of that election, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations.

Medicare Contribution Tax

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities that are includable in gross income are considered net investment income. Income from annuities that are part of a qualified retirement plan are not treated as investment income for the purpose of this tax but may be includible for purposes of determining whether the applicable income limits are exceeded for purposes of this tax.

How Do I Communicate With Penn Mutual?

Contact Information

The information below lists the various ways by which you can contact Penn Mutual Customer Service, depending on your inquiry. Contact your Penn Mutual financial professional with questions or requests for information.

By Mail:

All Subsequent Purchase Payments should be sent as follows:

Checks sent by regular mail: The Penn Mutual Life Insurance Company Payment Processing Center PO Box 825799 Philadelphia, PA 19182-5799	Checks sent by overnight delivery: The Penn Mutual Life Insurance Company Lockbox #825799 525 Fellowship Rd., Suite 330 Mt. Laurel, NJ 08054-3415

All requests should be sent as follows:

Customer Service requests sent by regular mail: Penn Mutual Life Insurance Company C/O Annuity Services PO Box 178 Philadelphia, Pennsylvania 19105	Customer Service requests sent by overnight delivery: The Penn Mutual Life Insurance Company 1600 Malone Street Millville, NJ 08332

All death claims should be sent as follows:

Penn Mutual Life Insurance Company

Death Claims Division

PO Box 178

Philadelphia, Pennsylvania 19105

By Phone:

You can call Customer Service with any inquiries or Contract needs. An interpretation service is available for clients in more than 100 languages.

Toll-Free Customer Service 1-800-523-0650 Monday — Friday, 8:30 a.m. to 6:00 p.m., Eastern Time	Automated Phone Service 1-800-523-0650 Monday — Friday, 7:00 a.m. to 12:00 midnight, Eastern Time Saturday & Sunday, 8:00 a.m. to 6:00 p.m., Eastern Time

By Fax:

Customer Service Fax Number (215) 956-7699

Via Internet:

You can go to www.pennmutual.com, where you will be able to access the Client Service Center.

Customer Service Contacts for New York Contract Owners

Penn Mutual Life Insurance Company

PO Box 170

Philadelphia, Pennsylvania 19105-0170

Toll-Free Customer Service

1-855-446-7393

Monday — Friday, 8:30 a.m. to 6:00 p.m.,

Eastern Time

Signatures

Signature of Contract Owner(s) is required on all written notifications and forms.

Reports

We provide a quarterly statement free of charge. Reports will contain at least the following information:

(a)	The beginning and end dates of the current report period;

(b)

The Contract Value, if any, at the beginning of the current report period and at the end of the current report period, including information on the Separate Account, the Variable Account Value, the number of Accumulation Units, the value per Accumulation Unit and the Fixed Account Value (if applicable);

(c)	The amounts and types of transactions that have been credited or debited to the account value during the current report period; and

(d)	The Surrender Value, if any, at the end of the current report period.

Additional status reports will be made available to the Contract Owner. The following additional status reports are available upon request:

•	Reprint of your transaction confirmation; and

•	Reprint of your latest statement.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York. We are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105. The Company is obligated to pay all amounts promised to investors under the Contract.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Purchase Payments received under the Contract and under other variable annuity contracts are allocated to the Variable Investment Options for investment in the Funds. They are allocated in accordance with instructions from Contract Owners.

Income, gains and losses, realized or unrealized, in a Variable Investment Option are credited or charged against that Variable Investment Option without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each Variable Investment Option are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

We reserve the right to add, combine or remove any Variable Investment Options or underlying Funds when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the underlying Funds of the Variable Investment Options. If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Contracts, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to Owners and prior approval of the Commission and insurance regulatory authorities, to the extent required by applicable law.

In the event of a Fund merger, any future Purchase Payments will be allocated to the successor or acquiring fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available funds or accounts for Contract Value in, and any future Purchase Payments allocated to, that Fund. If you do not provide instructions, and such amounts may be allocated to a money market fund or as otherwise allowed by law.

THE FUNDS

The assets of each Fund are separate from the others and each such Fund has different investment objectives and policies. As a result, each Fund operates as a separate investment fund and the investment performance of one Fund has no effect on the investment performance of any other Fund. You can make or lose money in any of the Variable Investment Options. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Purchase Payments and Contract Value to a Variable Investment Option corresponding to a particular Fund.

We offer no assurance that any of the Funds will attain their respective stated investment objectives.

Specific information regarding each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-adviser; (4) current expenses; and (5) investment performance, is available in “Appendix A” to this Prospectus. For more information about each of these Funds, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating Purchase Payments or a portion of your Contract Value to a Variable Investment Option corresponding to a particular Fund. Please contact us at 1-800-523-0650, or contact your financial professional, or go online to www.pennmutual.com/for-individuals-and-businesses/products-and-performance/penn-series-information/prospectuses-and-reports or send an email request to FundOperations@pennmutual.com, if you would like to obtain any of the underlying Fund prospectuses (in either paper or electronic format).

The Funds’ shares may be available to certain other separate accounts we use to fund variable life insurance contracts offered by the Company. This is called “mixed funding.” Although we do not anticipate that any difficulties will result from mixed funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. In the event of a material conflict, we could be required to withdraw your Contract Value from a Fund. For more information about the risks of mixed funding, please refer to the relevant Fund Statement of Additional Information.

Penn Mutual Asset Management, LLC (“PMAM”), a wholly-owned subsidiary of the Company, serves as the investment adviser of the Penn Series Funds, Inc. For some Funds, PMAM has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Funds. As such, among other responsibilities, PMAM oversees the activities of the sub-advisers with respect to the Funds and is responsible for retaining or discontinuing the services of those sub-advisers.

We do not provide investment advice to Contract Owners and do not recommend or endorse any particular Fund. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your Contract resulting from the performance of the Funds you have chosen. You should consult with your financial professional to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain Funds, generally referred to as “funds of funds,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both fund levels, which would reduce your investment return.

Investment selections should be based on a thorough investigation of all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund.

VOTING SHARES OF THE INVESTMENT FUNDS

You have the right to tell us how to vote proxies for the Fund shares to which your Contract Value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the Owner’s Contract Value allocated to the Variable Investment Option by the net asset value of one share of the applicable Fund. Fractional votes will be counted. If you are receiving annuity payments, we determine the number of Fund shares that you may vote by dividing the reserve allocated to the Variable Investment Option by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Penn Mutual will vote the shares held in the Variable Investment Options in accordance with voting instructions received from Contract Owners and other persons entitled to provide voting instructions. Fund shares for which Contract Owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by Contract Owners and other persons entitled to vote. The effect of this proportional voting is that a small number of Contract Owners may be able to determine the outcome of a vote.

OTHER INFORMATION

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your Contract and other information on file with us up to date, including the names, contact and identifying information for Owners, insureds, Annuitants, Beneficiaries and other payees.

Anti-Money Laundering and Counter-Terrorism

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including, but not limited to, rejecting a Purchase Payment and/or “freezing” an Owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate regulator, we would not be allowed to pay any request for surrenders (either full or partial) or pay death benefits, make transfers, or continue making payments. We may also be required to provide information about you and your Contract to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly-owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its financial professionals. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their financial professionals. HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose financial professionals are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on Purchase Payments made under the Contract will not exceed 6.7%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the contracts.

Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK financial professionals are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract rather than other investment options.

Individual financial professionals typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the financial professional and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The statutory financial statements of Penn Mutual and the financial statements of the Separate Account appear in the statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call toll-free at 1-800-523-0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Contracts.

APPENDIX A

Funds Available Under the Contract

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.pennmutual.com/for-individuals-and-businesses/products-and-performance/penn-series-information/prospectuses-and-reports. You can also request this information at no cost by calling 1-800-523-0650 or sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

FUND TYPE	FUND AND ADVISER/SUBADVISER (as applicable)	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR		5 YEAR	10 YEAR
Money Market	Money Market Fund Penn Mutual Asset Management, LLC (“PMAM”)	0.59%	0.25%		0.53%	0.27%
Fixed Income	Limited Maturity Bond Fund PMAM	0.70%	(4.49%	)	1.12%	1.07%
Fixed Income	Quality Bond Fund PMAM	0.68%	(13.63%	)	0.30%	1.26%
Fixed Income	High Yield Bond Fund PMAM	0.74%	(6.30%	)	3.67%	4.68%
Asset Allocation	Flexibly Managed Fund PMAM/ T. Rowe Price Associates, Inc.	0.88%	(12.12%	)	8.91%	10.62%
Asset Allocation	Balanced Fund PMAM	0.70%	(16.57%	)	5.55%	7.65%
Equity	Large Growth Stock Fund PMAM/T. Rowe Price Associates, Inc.	0.97%	(39.52%	)	4.43%	10.79%
Equity	Large Cap Growth Fund PMAM/Massachusetts Financial Services Company	0.89%	(19.19%	)	11.82%	12.50%
Equity	Large Core Growth Fund PMAM/ Delaware Investments Fund Advisers	0.87%	(53.49%	)	0.63%	7.56%
Equity	Large Cap Value Fund PMAM/AllianceBernstein, L.P.	0.94%	(4.25%	)	7.39%	9.99%
Equity	Large Core Value Fund PMAM/Eaton Vance Management	0.93%	(3.22%	)	8.42%	10.48%
Equity	Index 500 Fund PMAM/SSGA Funds Management, Inc.	0.35%	(18.29%	)	9.14%	12.21%
Equity	Mid Cap Growth Fund PMAM/Delaware Investments Fund Advisers	0.98%	(30.67%	)	10.83%	12.30%

A-1

FUND TYPE	FUND AND ADVISER/SUBADVISER (as applicable)	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR		5 YEAR		10 YEAR
Equity	Mid Cap Value Fund PMAM/ Janus Henderson Investors US LLC	0.83%	(5.64%	)	(0.41%	)	6.75%
Equity	Mid Core Value Fund PMAM/American Century Investment Management, Inc.	1.04%	(1.45%	)	6.66%		10.84%
Equity	SMID Cap Growth Fund PMAM/Goldman Sachs Asset Management, L.P.	1.05%	(28.48%	)	8.88%		11.37%
Equity	SMID Cap Value Fund PMAM/AllianceBernstein L.P.	1.18%	(15.97%	)	3.28%		8.98%
Equity	Small Cap Growth Fund PMAM/Janus Henderson Investors US LLC	1.02%	(24.24%	)	5.87%		10.39%
Equity	Small Cap Value Fund PMAM/Goldman Sachs Asset Management, L.P.	1.01%	(14.74%	)	3.21%		8.72%
Equity	Small Cap Index Fund PMAM/SSGA Funds Management, Inc.	0.70%	(21.06%	)	3.52%		8.32%
Equity	Developed International Index Fund PMAM/SSGA Funds Management, Inc.	0.90%	(15.32%	)	0.97%		3.93%
Equity	International Equity Fund PMAM/Vontobel Asset Management, Inc.	1.08%	(21.81%	)	2.50%		4.79%
Equity	Emerging Markets Equity Fund PMAM/Vontobel Asset Management, Inc.	1.33%	(23.37%	)	(4.80%	)	(0.66%	)
Equity	Real Estate Securities Fund PMAM/Cohen & Steers Capital Management, Inc.	0.97%	(25.35%	)	5.52%		7.67%
Asset Allocation	Aggressive Allocation Fund PMAM	1.19%	(15.50%	)	3.69%		7.13%
Asset Allocation	Moderately Aggressive Allocation Fund PMAM	1.13%	(14.47%	)	3.90%		6.72%
Asset Allocation	Moderate Allocation Fund PMAM	1.09%	(13.81%	)	3.29%		5.56%
Asset Allocation	Moderately Conservative Allocation Fund PMAM	1.08%	(11.25%	)	2.90%		4.42%
Asset Allocation	Conservative Allocation Fund PMAM	1.06%	(9.86%	)	1.98%		2.91%

A-2

APPENDIX B

Fixed Account Options

General

Purchase Payments allocated and Contract Value transferred to the Fixed Account become part of Penn Mutual’s general account, which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees. Interests in the general account have not been registered under the Securities Act of 1933 (“1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the Fixed Accounts, however, may be subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Options and therefore contains only selected information regarding the Fixed Account Options. You can allocate your funds to any of the Fixed Account Options currently offered under your Contract, subject to availability and restrictions.

The Fixed Account

You may allocate or transfer your Contract Value to any of the Fixed Account Options currently offered under your Contract, subject to availability and restrictions.

If you own a Variable/Fixed Contract you may allocate or transfer all or part of the amount credited to your Contract to one or more of the following Fixed Account Options in the Fixed Account: (1) the Fixed Holding Account; (2) the One Year Guaranteed Account; (3) the Three Year Guaranteed Account; (4) the Five Year Guaranteed Account; and (5) the Seven Year Guaranteed Account. The minimum amount for an allocation to the Fixed Holding Account, the One Year Guaranteed Account, the Three Year Guaranteed Account, the Five Year Guaranteed Account, or the Seven Year Guaranteed Account is $250. We periodically declare an effective annual interest rate applicable to allocations to the various Fixed Account Options. For each amount allocated to the Fixed Holding Account, interest will be credited at an effective annual interest rate declared by us on the first day of each calendar year. The declared rate of interest will apply through the end of the calendar year in which an allocation is made to the Fixed Holding Account, at which time a new rate will be declared by Penn Mutual. For each amount allocated to the One Year Guaranteed Account, the Three Year Guaranteed Account, the Five Year Guaranteed Account or the Seven Year Guaranteed Account, interest will be credited at an annual effective interest rate declared by us each month. The declared rate of interest will apply through the end of the twelve month, thirty-six month, sixty month or eighty-four month period, as applicable, which begins on the first day of the calendar month in which the allocation is made. We guarantee an effective annual rate of interest on allocations to all Fixed Account Options of not less than 4%. In addition, the Contract provides that the rates declared during the first seven Contract Years for the One Year Guaranteed Account will not be less than an average of the 3 month and 2 Year U.S. Treasury Bill discount rate from the most recent regularly scheduled auction held before the beginning of the calendar month. If the auction program is discontinued, Penn Mutual will substitute an index which in its opinion is comparable and which is approved by state insurance regulatory authorities. We reserve the right to reduce our guaranteed minimum interest rate if permitted by your state. If required by law, we will notify you in advance of any such change.

If you own a Variable/Fixed Contract you may transfer Fixed Account funds to Variable Investment Options or to another Fixed Account Option within the Fixed Account, subject to the conditions and limitations in the Fixed Account provisions of the Contract. A Premature Withdrawal Charge may be deducted from the interest earned on any amount that is withdrawn from the Three Year Guaranteed Account, the Five Year Guaranteed Account or the Seven Year Guaranteed Account during the period for which an interest rate

B-1

is guaranteed. The Premature Withdrawal Charge will be determined by multiplying the premature withdrawal rate by the premature withdrawal amount. The premature withdrawal rate for the Three Year Guaranteed Account and the Five and Seven Year Guaranteed Accounts equals one quarter and one-half, respectively, of the most recent effective annual interest rate then applicable to the Fixed Account Option from which the withdrawal is being made (i.e., 3 months’ interest and 6 months’ interest, respectively). The premature withdrawal amount equals (a) minus the greater of (b) or (c) where: (a) is the total amount withdrawn from the Fixed Account, excluding the One Year Fixed Guaranteed; (b) is the amount for which the declared effective annual interest rate has expired in the immediately preceding 25 days (which reflects that you may make withdrawals up to 25 days after the maturity of a Fixed Account Option without application of the Premature Withdrawal Charge); and (c) is 10% of Purchase Payments. In no event will the Premature Withdrawal Charge exceed 10% of the amount withdrawn. In accordance with state law, we may defer a withdrawal or transfer from the Fixed Account for up to six months if we reasonably determine that investment conditions are such that an orderly sale of assets in our general account is not feasible.

B-2

The Statement of Additional Information (the “SAI”) contains additional information about the Diversifier II Variable Annuity, including financial statements of The Penn Mutual Life Insurance Company, and additional information on The Penn Mutual Life Insurance Company, the Separate Account and the Contract. The SAI is available without charge upon request from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Reports and other information about the Penn Mutual Variable Annuity Account III, including the SAI, may be obtained from the EDGAR Database on the Securities and Exchange Commission’s Internet site at https://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the Commission at publicinfo@sec.gov.

The SEC EDGAR Contract Identifier for the Diversifier II Variable Annuity Contract is C000030293.

About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com. © 2021 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com PM8673 05/21

STATEMENT OF ADDITIONAL INFORMATION

FOR

DIVERSIFIER II

an individual annuity contract with variable benefit provisions — flexible purchase payments issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

of

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

May 1, 2023

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2023 for the Penn Mutual Diversifier II Variable/Fixed Contracts and Penn Mutual Diversifier II Variable Contracts (the “Contracts”). The Contracts are funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account”). To obtain a Prospectus, you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105, visit our website at www.pennmutual.com or call 1-800-523-0650. Terms used in this SAI have the same meaning as in the Prospectus.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

Penn Mutual Variable Annuity Account III

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

The valuation of Accumulation Units in the Variable Investment Options is determined by multiplying the Accumulation Unit value for the prior Valuation Period by the net investment factor for the current Valuation Period.

For any subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The base Contract expenses.

The “Valuation Period” is the period from one valuation of underlying Fund assets to the next. Valuation is performed each day the New York Stock Exchange (the “NYSE”) is open for trading.

Your assets in the Separate Account are held as Accumulation Units of the subaccounts that you select. We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET).

2

When you invest in, withdraw from or transfer money to a subaccount, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, LLC (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, Pennsylvania 19044. For 2022, 2021 and 2020, the Company paid to HTK underwriting commissions of approximately $1,213, $2,054 and $0, respectively.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on Purchase Payments made under the Contracts will not exceed 6.7% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid. The offering of the Contracts is continuous.

CUSTODIAN

The Company is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company (i) as of December 31, 2022 and for each of the two years in the period ended December 31, 2022 and (ii) as of December 31, 2020 and for each of the two years in the period ended December 31, 2020 and for the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2022 and for the periods indicated, included in this SAI constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contracts. Their offices are located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004.

ANNUITY PAYMENTS

First Variable Annuity Payments

When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract or Variable Account Value to the annuity table set forth in the Contract for the annuity option chosen. The annuity tables in the Contract show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied. The annuity tables for the Diversifier II Variable/Fixed

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Contracts are based on the 1983 Individual Annuity Mortality Tables and the annuity tables for the Diversifier II Variable Contracts are based on the 1971 Individual Annuity Mortality Tables. The tables assume a rate of interest of 4%. The amount of the first monthly income for each $1,000 of value is shown at various ages.

Subsequent Variable Annuity Payments

The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of Annuity Units credited, multiplied by the value of the Annuity Unit for the Valuation Period. The Company guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

Annuity Units

For each subaccount selected, the number of Annuity Units is the amount of the first annuity payment allocated to the subaccount divided by the value of an Annuity Unit for the subaccount on the Annuity Date. The number of your Annuity Units will not change as a result of investment experience.

Value of Annuity Units

The value of an Annuity Unit for each subaccount was arbitrarily set at $10 when the subaccount was established. The value may increase or decrease from one Valuation Period to the next. For a Valuation Period, the value of an Annuity Unit for a subaccount is the value of an Annuity Unit for the subaccount for the last prior Valuation Period multiplied by the net investment factor for the subaccount for the Valuation Period. The result is then multiplied by a factor to neutralize the assumed interest rate included in the annuity tables.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS filed with the SEC. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

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Part C

Other Information

Item 27.      Exhibits

(a)(1)

Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of Penn Mutual Variable Annuity Account III (“Registrant”). Previously filed as Exhibit 1(a) to Registrant’s Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

(a)(2)

Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing investments of the Registrant. Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on April 27, 1999 (File No. 333-62825 and Accession No. 0000950116-99-000834) and incorporated herein by reference.

(b)	Not applicable.

(c)(1)

Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC, a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(a) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

(c)(2)

Schedule I to the Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC, a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(a)(2) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(c)(3)

Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC, a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(b) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(c)(4)

Form of Agent’s Agreement relating to broker-dealer supervision. Previously filed as Exhibit 3(c) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(c)(5)

Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Previously filed as Exhibit 3(d) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(c)(6)

Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Previously filed as Exhibit 3(e) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

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(c)(7)

Schedule A to Broker-Dealer Selling Agreement, Broker-Dealer Selling Agreement - Form A-2 and Corporate Insurance Agent Selling Agreement - Form A-1 (Edition of May 2012). Previously filed as Exhibit 3(f) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(d)(1)

Group Variable and Fixed Annuity Contract (primarily for Section 403(b) retirement plans) (Form GDI-385) and Certificate issued under the Contract (Form EB 1611). Previously filed as Exhibit 4(a) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on April 28, 1999 (File No. 002-77283 and Accession No. 0000950116-99-000851) and incorporated herein by reference.

(d)(2)

Individual Variable Annuity Contract (Form DI-1182-V). Previously filed as Exhibit 4(b) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on April 28, 1999 (File No. 002-77283 and Accession No. 0000950116-99-000851) and incorporated herein by reference.

(d)(3)

Endorsement No. 1309-82 to the Individual Variable Annuity Contract. Previously filed as Exhibit 4(c) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on April  28, 1999 (File No. 002-77283 and Accession No. 0000950116-99-000851) and incorporated herein by reference.

(d)(4)

Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments (Form DV-790). Previously filed as Exhibit 4(d) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on April 28, 1999 (File No. 002-77283 and Accession No. 0000950116-99-000851) and incorporated herein by reference.

(d)(5)

Endorsement No. 1536-90 to the Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(e) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on April  28, 1999 (File No. 002-77283 and Accession No. 0000950116-99-000851) and incorporated herein by reference.

(d)(6)

Endorsement No. 1534-96 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(f) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on April  28, 1999 (File No. 002-77283 and Accession No. 0000950116-99-000851) and incorporated herein by reference.

(d)(7)

Endorsement No. 1542-97 to the Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(g) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on April  28, 1999 (File No. 002-77283 and Accession No. 0000950116-99-000851) and incorporated herein by reference.

(d)(8)

Endorsement No. 1534-94 to 403(b) Policy Loan. Previously filed as Exhibit 4(h) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on April 28, 1999 (File No. 002-77283 and Accession No. 0000950116-99-000851) and incorporated herein by reference.

(d)(9)

Individual Variable Annuity Contract - Flexible Purchase Payments. Previously filed as Exhibit 4(i) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on June 11, 1999 (File No. 002-77283 and Accession No. 0000950116-99-001164) and incorporated herein by reference.

(d)(10)

Group Variable and Fixed Annuity Contract - Flexible Purchase Payments Participating. Previously filed as Exhibit 4(j) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on June 11, 1999 (File No. 002-77283 and Accession No. 0000950116-99-001164).

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(d)(11)

Group Variable and Fixed Annuity Certificate - Flexible Purchase Payments. Previously filed as Exhibit 4(k) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on June 11, 1999 (File No. 002-77283 and Accession No. 0000950116-99-001164) and incorporated herein by reference.

(d)(12)

Group Variable and Fixed Annuity Contract - Flexible Purchase Payments - Participating. Previously filed as Exhibit 4(l) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on June 11, 1999 (File No. 002-77283 and Accession No. 0000950116-99-001164) and incorporated herein by reference.

(d)(13)

Group Variable and Fixed Annuity Certificate - Flexible Purchase Payments. Previously filed as Exhibit 4(m) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on June 11, 1999 (File No. 002-77283 and Accession No. 0000950116-99-001164) and incorporated herein by reference.

(d)(14)

Group Variable and Fixed Annuity Certificate - Flexible Purchase Payments. Previously filed as Exhibit 4(n) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on June 11, 1999 (File No. 002-77283 and Accession No. 0000950116-99-001164) and incorporated herein by reference.

(d)(15)

Endorsement No. 1722-01 to the Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(o) to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on April  24, 2001 (File No. 002-77283 and Accession No. 0000950116-01-500028) and incorporated herein by reference.

(e)(1)

Application (Form EB 1610) for participation in Group Variable and Fixed Annuity Contract. Previously filed as Exhibit 5(a) to Registrant’s Registration Statement on April 28, 1999 (File No. 002-77283 and Accession No. 0000950116-99-000851) and incorporated herein by reference.

(e)(2)

Application (Form PM3502 11/94) for Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 5(b) to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on April 28, 1999 (File No. 333-62811 and Accession No. 0000950116-99-000851) and incorporated herein by reference.

(f)(1)

Charter of The Penn Mutual Life Insurance Company (May 1983). Previously filed as Exhibit 6(a) to Registrant’s Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

(f)(2)

By-laws of The Penn Mutual Life Insurance Company. Previously filed as Exhibit 6(b) to Pre-Effective Amendment No.  3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No.  0001193125-12-162520) and incorporated herein by reference.

(g)	Not applicable.

(h)

Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Previously filed as Exhibit 8 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(i)	Not applicable.

(j)	Not applicable.

(k)

Opinion and Consent of Franklin L. Best, Jr., Esq., Managing Corporate Counsel of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Previously filed as Exhibit 9 to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on April 24, 2001 (File No. 002-77283 and Accession No. 0000950116-01-500028) and incorporated herein by reference.

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(l)(1)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, is filed herewith.

(l)(2)	Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)

Powers of Attorney of Messrs. David M. O’Malley, Robert H. Rock, James S. Hunt, William C. Goings and Gerard P. Cuddy and Mses. Charisse R. Lillie, Eileen C. McDonnell, Helen P. Pudlin, Susan D. Waring and Carol J. Johnson, each dated April 12, 2022. Previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on April 22, 2022 (File No. 333-177543 and Accession No. 0001193125-22-114870) and incorporated herein by reference.

Item 28.      Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Horsham, Pennsylvania 19044.

Board of Trustees

Name and Principal Business Address	Position and Offices with Depositor
Eileen C. McDonnell	Trustee, Chairman of the Board

David M. O’Malley	Trustee, President and Chief Executive Officer

Gerard P. Cuddy	Trustee of Penn Mutual

William C. Goings	Trustee of Penn Mutual

James S. Hunt	Trustee of Penn Mutual

Carol J. Johnson	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Helen P. Pudlin	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Susan D. Waring	Trustee of Penn Mutual

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Officers

Name	Position and Offices with Depositor
Ann-Marie Mason	Chief Legal Officer and Corporate Secretary

David M. O’Malley	President and Chief Executive Officer

Victoria M. Robinson	Chief Ethics and Compliance Officer

David M. Raszeja	Chief Financial Officer and Treasurer

Item 29.      Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Penn Mutual Asset Management, LLC	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania

Independence Square Properties, LLC	Holding Company	Delaware

Hornor, Townsend & Kent, LLC	Registered Broker-Dealer and Investment Adviser	Pennsylvania

Vantis Life Insurance Company	Life Insurance	Connecticut

The Penn Insurance and Annuity Company of New York (a NY Corporation)	Life Insurance	New York

1847 Insurance Captive, LLC	Corporate Risk Insurance	Delaware

Penn Mutual Asset Management, LLC Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
HLS I, LLC	Special Purpose Vehicle	Delaware

Penn Insurance and Annuity Company Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware

Dresher Run I, LLC	Holding Company	Delaware

Independence Square Properties, LLC Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

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Janney Montgomery Scott LLC Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania

Janney Capital Management, LLC	Investments	Delaware

Janney Trust Company, LLC	Investments	New Hampshire

JMS Resources, Inc. Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, LLC Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, LLC	Insurance Agents or Brokers	Pennsylvania

All subsidiaries listed above are included in the Registrant’s consolidated financial statements.

Item 30.     Indemnification

Section 6.2 of the By-laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-laws are filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Penn Mutual Variable Annuity Account III Registration Statement on Form N-4 (File No. 333-177543) and are incorporated herein by reference.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons. Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

Selling Agreements currently entered into by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, Hornor, Townsend & Kent, LLC (“HTK”), with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.     Principal Underwriters

Hornor, Townsend & Kent, LLC serves as principal underwriter of the securities of the Registrant. Hornor Townsend & Kent, LLC also serves as distributor of variable life policies issued through Penn Mutual Variable Life Account I, a separate account of Penn Mutual, PIA Variable Annuity Account I and PIA Variable Life Account I, each a separate account established by The Penn Insurance and Annuity Company.

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Hornor, Townsend & Kent, LLC — Board of Managers*

David M. O’Malley	Manager and Chairman of the Board
Aaron J. Gordon	Manager, President
Thomas H. Harris	Manager
Karthick Dalawai	Manager
Victoria M. Robinson	Manager, Chief Compliance Officer
Keith G. Huckerby	Manager

Hornor, Townsend & Kent, LLC — Officers*

Victoria M. Robinson	Chief Compliance Officer
Ann-Marie Mason	Chief Legal Officer and Corporate Secretary
Cristina M. Leder	Treasurer and Financial and Operations Principal
Tiffany MacLean	Anti-Money Laundering Officer
Jessica F. Swarr	Assistant Vice President, Corporate Tax

*	The principal business address of the managers and officers is The Penn Mutual Life Insurance Company, Horsham, Pennsylvania 19044.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, LLC	$ 1,213	$ 0	$ 0	$ 0

Item 32.     Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 33.     Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 34.     Fee Representation

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and that it has duly caused this Post-Effective Amendment No. 54 to the Registration Statement on Form N-4 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 19th day of April, 2023.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
(Registrant)

THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ David M. O’Malley
David M. O’Malley
President and Chief Executive Officer

As required by the 1933 Act, this Post-Effective Amendment No. 54 to the Registration Statement on Form N-4 has been signed by the following persons, in the capacities indicated, on this 19th day of April, 2023.

Signature	Title

/s/ David M. O’Malley	President and Chief Executive Officer
David M. O’Malley

/s/ David Raszeja	Chief Financial Officer and Treasurer
David Raszeja

*GERARD P. CUDDY	Trustee

*JAMES S. HUNT	Trustee

*WILLIAM C. GOINGS	Trustee

*CAROL J. JOHNSON	Trustee

*CHARISSE R. LILLIE	Trustee

*EILEEN C. MCDONNELL	Trustee

*HELEN P. PUDLIN	Trustee

*ROBERT H. ROCK	Trustee

*SUSAN D. WARING	Trustee

*By: /s/ David M. O’Malley
David M. O’Malley, attorney-in-fact

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Exhibit Index

Exhibit Number	Exhibit:
EX-99.L1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

EX-99.L2	Consent of Counsel, Morgan, Lewis & Bockius LLP

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